UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 5, 2008

AMDL, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-27689	33-0413161
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2492 Walnut Avenue, Suite 100, Tustin, California		92780
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-505-4461

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 3.02 Unregistered Sales of Equity Securities.

Second Closing of Private Placement
On March 5, 2008 we conducted the second closing of a combined private offering ("Offering") under Regulation D and Regulation S of units of shares of our common stock ("Shares") and warrants ("Warrants") to purchase a number of shares of our common stock equal to one-half of the number of shares sold in the Offering (the "Warrant Shares"). In the second closing we received $1,000,0004 in aggregate gross proceeds from the sale of a total of 323,626 Shares at $3.09 per Share to one purchaser and we issued to the purchaser warrants to purchase 161,813 shares at an exercise price of $4.74 per share. All of the Shares sold and warrants isssued in the second closing to the purchaser were at the same price and on the same terms as the shares and warrants issued in the first closing of the Offering. No assurances can be given that any of the Warrant Shares will be exercised by any of the purchasers in the first or second closing of the Offering.

In connection with the offer and sale of securities to the purchaser in the second closing, we relied on the exemption from registration provided by Section 4(2)and Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), We believe that the purchaserwas an "accredited investor," as such term is defined in Rule 501(a) promulgated under the Securities Act. The investor was introduced to us by a finder who received a fee of $100,000 for introducing the investor.

S-3 Registration Statement and Liquidated Damages
In connection with the Offering, we agreed to file a registration statement with the Securities and Exchange Commission on Form S-3 covering the secondary offering and resale of the Shares and the Warrant Shares sold in the Offering. The Registration Statement was filed on February 27, 2008 and included all of the Shares and Warrant Shares issued in the first closing and the shares to be issued in the second closing as the purchaser had been identified by that time.

In addition, we agreed that if the Registration Statement was not declared effective on or before the earlier of (i) the 120th day following the closing of the offering [to wit, April 23, 2008] or (ii) the date which is within five (5) business days (as defined) after the date on which the SEC informs us in writing (a) that the SEC will not review the Registration Statement, or (b) that we may request acceleration of the Registration Statement, then we would be obligated to issue as "liquidated damages" to each purchaser, additional Warrants in an amount equal to 1.5% of the Warrant Shares issuable on exercise of Warrants issued to each purchaser for each 30 day period during which such failure to be declared effective had occurred and is continuing, up to a maximum of a total of six percent (6%) of the number of Warrant Shares issuable to each purchaser in the offering.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMDL, Inc.

March 7, 2008	By:	Gary L. Dreher

Name: Gary L. Dreher
Title: Chief Executive Officer